Affinity Media International Corp. (OTCBB:AFMI)

Proposed Transaction for Shareholder Approval

May 2008

Safe Harbor Statement

The attached presentation was filed with the Securities and Exchange Commission (“SEC”) as part of the Form 8–K filed by Affinity
Media Acquisition Corporation (“Affinity Media”) on May 7th , 2008. Affinity Media is holding presentations for its stockholders, as well as other persons who might be interested in purchasing Affinity Media’s securities, regarding the merger of Hotels At Home Inc. with and into a wholly-owned subsidiary of Affinity Media. A copy of the complete presentation is available at the SEC’s website
(http://www.sec.gov).

Affinity Media and Hotels at Home, and their respective directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of Affinity Media’s stockholders to be held to approve this transaction. Information with respect to the directors and officers of Affinity Media can be found in Affinity Media’s annual report or Form 10-K filed with the SEC on
March 31, 2008.  Information about the officers and directors of Hotels at Home will be included in the preliminary proxy statement and definitive proxy statement filed by Affinity Media in connection with the proposed merger.  Stockholders of Affinity Media and other interested persons are advised to read, when available, Affinity Media’s proxy statement in connection with Affinity Media’s solicitation of proxies for the special meeting to approve the merger because this proxy statement will contain important information.

Such persons can also read Affinity Media’s final prospectus, dated June 5th, 2006, as well as periodic reports filed with the SEC, for more information about Affinity Media, its officers and directors, and their interests in the successful consummation of this business combination. Information about the directors and officers of Hotels At Home as well as updated information about the directors and officers of Affinity Media will be included in the definitive proxy statement. The directors and officers of Affinity Media have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Affinity Media generally.
The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction. Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the SEC’s website at (http://www.sec.gov).

Maxim Group LLC, the managing underwriter of Affinity Media’s initial public offering (“IPO”) consummated in June 2006, is assisting
Affinity Media in its efforts and will receive approximately $843,750 ($400,000 of which will be payable in shares of common stock of
Affinity at a price per share of $5.70, or 70,175 shares), the deferred portion of its underwriting discount from the IPO, as well as approximately $200,000 in cash and stock in financial advisory fees upon consummation of the merger.

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
about Affinity Media, Hotels At Home and their combined business after completion of the proposed transaction. Forward-looking statements are based largely on expectations and projections about future events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Affinity Media’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in
Affinity Media’s filings with the SEC. Affinity Media’s filings with the SEC are accessible on the SEC’s website at (http://www.sec.gov).

Forward-looking statements speak only as of the date they are made, and neither Affinity Media or Hotels at Home assures any obligation to update, amend or clarify any forward looking statements to reflect events, new information or circumstances occurring after the date heading.  In particular, the anticipated timing and benefits of the consummation of the merger is uncertain and could be affected by many factors, including, without limitation, the following: the scope and timing of SEC and other regulatory agency review,
Hotels At Home’s ability to compete in the hospitality market where it conducts business; the availability of capital to Hotels At Home and its ability to effect growth strategies successfully; Hotels At Home’s ability to pay principal and interest on its future debts;
increases in interest rates natural disasters; and changes in general economic, real estate and financial market conditions.

All financial information is based upon the financial statements of HAH as a privately held S Corp. and therefore certain adjustments may be required to reflect an estimated corporate tax rate of 39% and other adjustments in order to comply with SEC financial reporting obligations and standards.  The financial statements of HAH have been audited by a PCAOB auditing firm and prepared in accordance with SEC regulations.

Safe Harbor Statement

Affinity Media (“AFMI”) – Structural Changes

(1) Earn-out shares do not include the benefit or loss from additional acquisitions, or costs associated with such acquisitions

O Hotels At Home

     o Reduces cash consideration by $1 million; from $16 million to $15 million

o $1 million are dividended to public shareholders at closing

     o Reduces stock consideration by $1 million; from 2,456,571 shares to 2,281,571 shares

o 175,000 shares are dividended to public shareholders at closing

     o Reduces annual salaries, in the aggregate, by $200,000/year

     o Increase earn-out shares by 250,000; from 500,000 shares to 750,000/year

     o Earn-out hurdles(1) increase by $300,000/year; 2008E $2.8mm, 2009E $3.3mm, 2010E $3.9mm

O Affinity Media

     o Forfeits 625,000 shares; Promote shares are reduced from 750,000 to 250,000, private placement shares are reduced from 250,000 to 125,000

o 625,000 shares are dividended to the public shareholders at closing

     o $1,000,000 remaining from trust distributed to public shareholders

O Underwriter

     o Converts $400,000 cash into stock

o $400,000 is dividended to the public shareholders at closing

O Finder

     o Waives $214k cash fee; forfeits $185.7k stock fee

o $214,000 is dividended to the public shareholders at closing

HOTELSATHOME
WORLDWIDE

**P/E Transaction Consideration [2]**

25.00x
20.00x
15.00x
10.00x
5.00x
0.00x
2008E
2009E
2010E
Original Structure
Revised Structure

Affinity Media (“AFMI”) – Structural Changes

O Public Shareholder Benefits(1)

   o Receives cash dividend at closing of $2.6 million; ~$0.84/share

   o Receives stock dividend in the amount of 800,000 shares; ~$1.23/share

   o Based on $6.00 (~last trust), investors cost basis is adjusted to ~$3.93

(1)

Dividend amounts assume 200,000 shares are redeemed at the trust (~6%)

(2)

Transaction multiples include earn-out shares

($ in millions, except per share data)

5/1/2008

Company Name

Symbol

Market

Cap.

2008E

2009E

2010E

GSI Commerce Inc.

GSIC

$658.8

41.6x

27.1x

16.8x

Gaiam Inc.

GAIA

$442.4

28.4x

NA

NA

PetMed Express Inc.

PETS

$271.3

14.2x

13.1x

11.6x

ValueVision Media Inc.

VVTV

$187.6

NM

92.7x

NA

dELiA*s, Inc.

DLIA

$78.8

21.9x

10.0x

NA

Celebrate Express Inc.

BDAY

$27.6

NA

NA

NA

High

41.6x

27.1x

16.8x

Average

26.5x

16.8x

14.2x

Median

25.1x

13.1x

14.2x

Low

14.2x

10.0x

11.6x

* Stock price reflective of the close on: 5/1/08

** Earnings Estimates from Reuters a/o 5/1/08

*** All Outliers are excluded

***P/E

Direct Mail

Affinity Media (“AFMI”) – Structural Changes

Original Structure

Revised Structure

Capital Structure

Capital Structure

Basic

Shares

Shares

Promote

750,000

Promote

250,000

Public Shares

3,162,500

Promote Transferred to Public

500,000

Private Placement Common

250,000

Public Shares

3,162,500

Hotels @ Home Share Issuance

2,456,571

Private Placement Common

125,000

Private Placement Transferred to Public

125,000

Basic

6,619,071

U/W Stock Conversion

87,719

Hotels @ Home Share Issuance

2,281,571

Fully Diluted

Treasury Method Calc.

Hotels @ Home Share Issuance Transferred to Public

175,000

Public Warrants

1,054,167

PP Warrants

83,333

Basic

6,706,790

1,137,500

Adjusted Valuation

F-D TM

7,756,571

Converted Shares

200,000

Valuation

Adjusted F-D TM

6,506,790

Converted Shares

200,000

Appx. Cash In Trust

$6.00

Cash Dividend/Share

$0.84

Adjusted F-D TM

7,556,571

Stock Dividend/Share

$1.23

Appx. Cash in Trust

$6.00

Adjusted Cost Basis

$3.93

F-D Market Cap

$45.34

Adj. F-D Market Cap.

$25.57

Net Income

Net Income

2008E

$2.5

2008E

$2.8

Addt'l Year 1 Earn-Out Equity Value

$3.00

Addt'l Year 1 Earn-Out Equity Value

$2.88

P/E Multiple

19.34x

P/E Multiple

10.16x

2009E

$3.0

2009E

$3.3

Addt'l Year 2 Earn-Out Equity Value

$3.00

Addt'l Year 2 Earn-Out Equity Value

$2.88

P/E Multiple

17.38x

P/E Multiple

9.50x

2010E

$3.6

2010E

$3.9

Addt'l Year 3 Earn-Out Equity Value

$3.00

Addt'l Year 3 Earn-Out Equity Value

$2.88

P/E Multiple

14.49x

P/E Multiple

8.04x

Thank You